              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                            PORTFOLIO OF INVESTMENTS
                                October 31, 2001

 Principal
  Amount                                                                      Value
 ---------                                                                    -----
             FOREIGN GOVERNMENT (4.2%)
             Government of France Bond
$ 4,534,711  3.000%, 7/25/2012 (identified cost
               $4,072,164)* .............................................  $ 4,090,849
                                                                           -----------
             TENNESSEE VALLEY AUTHORITY NOTE (0.3%)
    336,099  3.375%, 1/15/2007 (identified cost
               $328,978)* ...............................................      338,882
                                                                           -----------
             U.S. TREASURY NOTES AND BONDS (87.2%)
    554,151  3.625%, 7/15/2002* .........................................      564,369
 10,973,631  3.375%, 1/15/2007* .........................................   11,350,849
 11,834,078  3.625%, 1/15/2008* .........................................   12,362,919
 10,236,555  3.875%, 1/15/2009* .........................................   10,860,350
  7,015,804  4.250%, 1/15/2010* .........................................    7,649,415
  2,345,661  3.500%, 1/15/2011* .........................................    2,438,755
 11,821,627  3.625%, 4/15/2028* .........................................   12,686,083
 23,079,205  3.875%, 4/15/2029* .........................................   25,863,134
  1,500,000  3.375%, 4/15/2032* .........................................    1,559,062
                                                                           -----------
               Total U.S. Treasury Notes and Bonds
                (identified cost $81,469,545) ...........................   85,334,936
                                                                           -----------
             VARIABLE FLOATING NOTES (0.5%)
             Carco Auto Loan Master Trust Series 1999-2 Class A1
    100,000    2.595%, 5/17/2004 ........................................       99,993
             Chase Credit Card Mater Trust Series 1998-5 Class A
    100,000    2.685%, 1/15/2006 ........................................      100,140
             First USA Credit Card Master Trust Series 1996-6 Class A
    100,000    2.703%, 7/10/2006 ........................................       99,970
             MBNA Master Credit Card Master Trust Series 1996-J Class A
    100,000    2.675%, 2/15/2006 ........................................      100,176
             MBNA Master Credit Card Master Trust Series 1996-K Class A
    100,000    2.655%, 3/15/2006 ........................................      100,087
                                                                               -------
               Total Variable Floating Notes
                (identified cost $500,203) ..............................      500,366
                                                                               -------
             REPURCHASE AGREEMENT (1.1%)
  1,100,000  Greenwich Capital Markets, 2.530%, 11/1/2001
                 (Agreement dated 10/31/2001 collateralized by
                 $1,144,008 Treasury Notes 5.625%, due 11/30/2002;
                 $1,100,077 to be received upon maturity)
                 (identified cost $1,100,000) ...........................    1,100,000
                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                                October 31, 2001

      Principal
       Amount                                                           Value
      ---------                                                         -----

                     TIME DEPOSIT (4.1%)
     $ 4,000,000     HSBC Bank (USA), 2.563%, 11/1/2001,
                       (identified cost $4,000,000) ...............  $ 4,000,000
                                                                     -----------
     TOTAL INVESTMENTS, (identified cost
       $91,470,890) (a) ..........................   97.4%           $95,365,033
     CASH AND OTHER ASSETS IN EXCESS OF
       LIABILITIES ...............................    2.6              2,546,761
                                                    -----            -----------
     NET ASSETS ..................................  100.0%           $97,911,794
                                                    =====            ===========
----------
(a) The aggregate cost for federal income tax purposes is $91,534,696, the aggregate gross unrealized appreciation is $3,830,417, and the aggregate gross unrealized depreciation is $80, resulting in net unrealized appreciation of $3,830,337.

*     Inflation Protected Security.

   The accompanying notes are an integral part of these financial statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2001

ASSETS:
   Investments in securities, at value (identified cost
     $91,470,890) ...............................................   $ 95,365,033
   Cash (including $4,119,323 in foreign currency) ..............      4,509,672
   Receivables for:
     Capital stock sold .........................................      1,654,929
     Interest ...................................................        574,510
     Due from administrator .....................................         17,464
                                                                    ------------
          Total Assets ..........................................    102,121,608
                                                                    ------------
LIABILITIES:
   Payables for:
     Investments purchased ......................................      4,119,323
     Capital stock redeemed .....................................         50,440
     Unrealized depreciation on forward exchange
       currency contracts .......................................         31,554
     Dividends ..................................................          8,497
                                                                    ------------
          Total Liabilities .....................................      4,209,814
                                                                    ------------
NET ASSETS ......................................................   $ 97,911,794
                                                                    ============
   Net Assets Consist of:
     Paid-in capital ............................................   $ 92,886,594
     Undistributed net investment income ........................          23,05
     Accumulated net realized gain on investments and
       foreign exchange transactions ............................      1,153,863
     Net unrealized appreciation on investments and forward
       exchange currency contracts ..............................      3,848,280
                                                                    ------------
Net Assets ......................................................   $ 97,911,794
                                                                    ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
CLASS N SHARES
   ($94,711,443 / 9,023,362 shares) .............................         $10.50
                                                                    ============
CLASS I SHARES
   ($3,200,351 / 304,796 shares) ................................         $10.50
                                                                    ============

   The accompanying notes are an integral part of these financial statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                             STATEMENT OF OPERATIONS
                       For the year ended October 31, 2001

NET INVESTMENT INCOME:
   Income:
     Interest (net of foreign taxes withheld of $397) .............   $3,404,794
                                                                      ----------
   Expenses:
     Expense payment fee ..........................................      181,541
     Shareholder servicing/eligible institution fee-Class
       N Shares ...................................................      150,173
     Administrative fees ..........................................       60,704
                                                                      ----------
      Total Expenses ..............................................      392,418
                                                                      ----------
      Net Investment Income .......................................    3,012,376
                                                                      ----------

NET REALIZED AND UNREALIZED GAIN:
     Net  realized  gain  on  investments  and  foreign  exchange
       transactions ...............................................    1,781,147
     Net change in unrealized  appreciation on investments and
       forward exchange currency contracts ........................    3,366,972
                                                                      ----------
      Net Realized and Unrealized Gain ............................    5,148,119
                                                                      ----------
     Net Increase in Net Assets Resulting from Operations .........   $8,160,495
                                                                      ==========

   The accompanying notes are an integral part of these financial statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                          For the years ended
                                                              October 31,
                                                      --------------------------
                                                          2001          2000
                                                          ----          ----
INCREASE IN NET ASSETS:
   Operations:
        Net investment income ......................  $ 3,012,376   $ 1,102,901
        Net realized gain on investments and
          foreign exchange transactions ............    1,781,147       160,959
        Net change in unrealized appreciation on
          investments and forward exchange
            currency contracts .....................    3,366,972       598,695
                                                      -----------   -----------
        Net increase in net assets resulting from
          operations ...............................    8,160,495     1,862,555
                                                      -----------   -----------
   Dividends declared:
          From net investment income
          Class N ..................................   (3,021,337)   (1,097,961)
          Class I ..................................      (18,836)           --
                                                      -----------   -----------
             Total dividends declared: .............   (3,040,173)   (1,097,961)
                                                      -----------   -----------
   Capital stock transactions:
        Net proceeds from sales of capital stock ...   72,576,077    23,802,988
        Net asset value of capital stock issued to
          shareholders in reinvestment of dividends     2,560,392       225,779
        Net cost of capital stock redeemed .........  (14,084,978)   (4,842,039)
                                                      -----------   -----------
          Net increase in net assets resulting from
             capital stock transactions ............   61,051,491    19,186,728
                                                      -----------   -----------
          Total increase in net assets .............   66,171,813    19,951,322
                                                      -----------   -----------
NET ASSETS:
        Beginning of year ..........................   31,739,981    11,788,659
                                                      -----------   -----------
        End of year (including undistributed net
          investment income of $23,057 and
            $11,730, respectively) .................  $97,911,794   $31,739,981
                                                      ===========   ===========

   The accompanying notes are an integral part of these financial statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                              FINANCIAL HIGHLIGHTS

                 Selected per share data and ratios for a share
                       outstanding throughout each period

                                                                                                    CLASS I
                                                                                                For the period
                                                                                                August 14, 2001
                                                                CLASS N                         (Commencement
                                                    For the years ended October 31,             of Operations)
                                           --------------------------------------------------       through
                                            2001       2000       1999       1998       1997   October 31, 2001
                                            ----       ----       ----       ----       ----   ----------------
Net asset value, beginning of period ....  $ 9.63      $9.26      $9.52      $9.51      $9.67      $10.25

Income from investment operations:
   Net investment income ................    0.51       0.60       0.48       0.45       0.48        0.06
   Net realized and unrealized
     gain (loss) ........................    0.87       0.37      (0.26)      0.01      (0.16)       0.25

Less dividends and distributions:
   From net investment income ...........   (0.51)     (0.60)     (0.48)     (0.45)     (0.48)      (0.06)
                                           ------      -----      -----      -----      -----       ------
Net asset value, end of period ..........  $10.50      $9.63      $9.26      $9.52      $9.51      $10.50
                                           ======      =====      =====      =====      =====       ======
Total return ............................   14.84%     10.83%      2.43%      4.98%      3.40%       3.08%

Ratios/Supplemental data:
   Net assets, end of period
     (000's omitted) .................... $94,712    $31,740    $11,789    $12,594    $13,744      $3,200
   Expenses as a percentage of
     average net assets(1) ..............    0.65%      0.65%      0.65%      0.65%      0.73%       0.40%(2)
   Ratio of net investment income to
     average net assets .................    5.01%      6.25%      5.14%      4.48%      4.99%       2.10%(2)
   Portfolio turnover rate ..............     325%       327%       899%       305%       372%        325%
----------
1     Had the expense payment agreement not been in place, the ratio of expenses to average net assets would have been as follows:
      Ratio of expenses to
        average net assets ..............    0.92%      1.19%      1.19%      1.15%      1.24%       0.67%(2)
2     Annualized.

   The accompanying notes are an integral part of these financial statements.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                          NOTES TO FINANCIAL STATEMENTS

      1. Organization and Significant Accounting Policies. The 59 Wall Street Inflation-Indexed Securities Fund (the "Fund") is a separate diversified series of The 59 Wall Street Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended. The Corporation is an open-end management investment company organized under the laws of the State of Maryland on July 16, 1990. The Fund commenced operations on July 23, 1992. On February 20, 2001, the Fund's Board of Directors reclassified the Fund's outstanding shares as "Class N", and established a new class of shares designated as "Class I". Class I commenced operations on August 16, 2001. Class N and Class I shares have different operating expenses. Neither Class N shares nor Class I shares convert to any other class of the Fund.

      The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of lnvestments. Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

            Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Board of Directors. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Board of Directors.

            B. Accounting for Investments. Investment transactions are accounted for on the trade date. Realized gains and losses, if any, from investment transactions are determined on the basis of identified cost. Interest income is accrued daily and consists of interest accrued, discount earned (including both original issue and market discount) and premium amortization on the investments of the Fund.

            C. Federal Income Taxes. It is the Corporation's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. The Fund files a tax return annually using tax accounting methods required under provisions of the Internal Revenue Code which may differ from accounting principles generally accepted in the United States of America, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return due to certain book-to tax differences such as losses deferred due to "wash sale" transactions and utilization of capital loss carryforwards. These differences may result in temporary over-distributions for financial statement purposes and are classified as distributions in excess of accumulated net investment income or net realized gains. These distributions do not constitute a return of capital. Permanent differences are reclassified on the statement of assets and liabilities based upon their tax classifications. As such, the character of distributions to shareholders reported in the Financial Highlights table may differ from that reported to shareholders on Form 1099-DIV.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

            D. Forward Foreign Currency Exchange  Contracts.  The Fund may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund has to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The U.S. dollar values of foreign currency underlying all contractual commitments held by the funds are determined using forward currency exchange rates supplied by a quotation service. A summary of obligations under open forward foreign currency exchange contracts at October 31, 2001, is as follows:

Forward
Currency                                   Value
Exchange                      Contract       on          Base       Unrealized
  Sale                         Amount    Origination   Contract    Appreciation
Contract   Settlement Date     (000)        Date         Value    (Depreciation)
--------   ---------------    --------   -----------   --------   --------------
  Euro     November 13, 2001   4,579     $4,086,994   $4,118,548     $(31,554)

            E. Dividends and Distributions to Shareholders. Dividends to shareholders from net investment income are paid monthly and are recorded on the ex-dividend date. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date.

      2. Transactions with Affiliates.

      Investment Advisory Fees. The Corporation has an investment advisory agreement with Brown Brothers Harriman ("BBH") for which BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets.

      Administrative Fees. The Corporation has an administration agreement with Brown Brothers Harriman Trust Company, LLC ("BBHTC"), for which BBHTC receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.10% of the Fund's average daily net assets. BBHTC has a sub-administration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to BBHTC. For the year ended October 31, 2001, the Fund incurred $60,704 for administrative services.

      Custody Fees. The Corporation has a custody agreement with BBH for which BBH receives a fee calculated and paid monthly. Custody fees for the Fund were reduced by $7,213 as a result of an expense offset arrangements with the Fund's custodian.

      Shareholder Servicing/Eligible Institution Agreement. The Corporation has a shareholder servicing agreement and an eligible institution agreement with BBH for which BBH receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of Class N shares' average daily net assets.

      Expense Payment Fee. 59 Wall Street Administrators, Inc. pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 0.65% of Class N shares' average daily net assets, and 0.40% of Class I shares' average daily net assets. Prior to March 1, 1997, under an agreement dated February 22, 1995, 59 Wall Street Administrators, Inc. received a fee from the Fund such that after such payment the aggregate expenses of the Fund did not exceed an agreed annual rate of 0.85% of the average daily net assets of the fund. For the year ended October 31, 2001, 59 Wall Street Administrators, Inc. incurred $552,682 in expenses, including investment advisory fees of $151,759 and shareholder servicing/eligible institution fees of $150,173 and custody fees of $54,684 paid to BBH on behalf of the Fund. The Fund's expense payment fee agreement will terminate on October 31, 2002.

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

      3. Investment Transactions. For the year ended October 31, 2001, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $241,620,477 and $185,227,236, respectively.

      4. Capital Stock. The Corporation is permitted to issue 2,500,000,000 shares of capital stock, par value $.001 per share, of which 25,000,000 shares have been classified as Class N shares of the Fund and 25,000,000 shares have been classified as Class I shares of the Fund. Transactions in shares of capital stock were as follows:

                                   SHARES                     AMOUNT
                          -----------------------     -------------------------
                                 Years Ended               Years Ended
                                 October 31,                October 31,
                          -----------------------     -------------------------
                             2001         2000           2001          2000
                             ----         ----           ----          ----
CLASS N
Capital stock sold ......  6,862,329    2,515,024     $69,451,077   $23,802,988
Capital stock issued in
  connection with
    reinvestment of
      dividends .........    254,426       23,830       2,560,392       225,779
Capital stock redeemed .. (1,390,507)    (514,844)    (14,084,978)   (4,842,039)
                          ----------    ---------     -----------   -----------
Net Increase ............  5,726,248    2,024,010     $57,926,491   $19,186,728
                          ==========    =========     ===========   ===========

                                            For the               For the
                                           period from           period from
                                         August 14, 2001       August 14, 2001
                                          (commencement         (commencement
                                         of operations)        of operations)
                                             through               through
                                        October 31, 2001      October 31, 2001
                                        ----------------      ----------------
CLASS I
Capital stock sold .......................  304,796              $ 3,125,000
Capital stock issued in connection
  with reinvestment of dividends .........       --                       --
Capital stock redeemed ...................       --                       --
                                            -------               ----------
Net Increase .............................  304,796               $3,125,000
                                            =======               ==========

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Shareholders
The 59 Wall Street Inflation-Indexed Securities Fund (a series of The 59 Wall Street Fund, Inc.):

      We have audited the accompanying statement of assets and liabilities of The 59 Wall Street Inflation-Indexed Securities Fund (a series of The 59 Wall Street Fund, Inc.), including the schedule of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The 59 Wall Street Inflation-Indexed Securities Fund as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 21, 2001

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

      The  following  investment   management  strategies  and  techniques  have
materially affected the Fund's performance for the fiscal year ended October 31, 2001.

Inflation Indexed Securities Fund

      Investment grade fixed income securities generated double-digit returns in the calendar year ending October 2001. The high absolute returns were a function of falling real yields, a general slowdown in economic growth, and aggressive easing of interest rates by the Federal Reserve. From January 2001, when the Federal Reserve started the easing process, through October the Federal Reserve lowered rates eight times to 2.50%. Economic growth, which had been fairly robust, suffered from a weak stock market and reduced capital spending. Capital spending had been a strong driver of economic growth during the past few years.

      The 59 Wall Street Inflation-Indexed Securities Fund returned 14.84% during the year out-performing its benchmark, the Salomon Inflation-Indexed Securities index, which returned 14.63%. The Fund benefited from the falling real yields and stable to rising inflation. The good relative performance came from active trading during the year and a correct duration position when real yields were at historically high levels. The Fund also took advantage of a fairly consistent auction trading pattern. Before auctions inflation-indexed securities tend to sell off in anticipation of new supply.

      As the new fiscal year begins, inflation-indexed securities look very attractive versus nominal bonds. With real yields high and inflation and nominal yields low, we believe inflation-indexed securities will out-perform nominal bonds. Inflation-indexed securities are also receiving more sponsorship, both as a separate asset class and as a sub-sector of traditional fixed income securities. Trading volume is also increasing in the asset class with over 2.5 billion being traded daily. The increase in trading is adding to the asset class's liquidity.

               Inflation-Indexed Securities Fund Growth of $10,000

            -------------------------------------------------------
                                  Total Return
            -------------------------------------------------------
            One Year              Five Years            Inception
             Ended                  Ended               to 10/31/01
            10/31/01               10/31/01            (Annualized)
                                 (Annualized)
            -------------------------------------------------------
             14.83%                 7.19%                  6.11%
            -------------------------------------------------------

   [The Following table was depicted as a line chart in the printed material]

                    Inflation-Indexed    3-yr Treasury      SB Inflation Linked
   Date                   Fund*              Note            Securities Index
----------          -----------------    -------------      -------------------
 1/31/1993               $10,313           $10,347
10/31/1993               $10,839           $10,857
10/31/1994               $10,596           $10,767
10/31/1995               $11,683           $11,889
10/31/1996               $12,253           $12,575
10/31/1997               $12,670           $13,448               $12,647
10/31/1998               $13,301           $14,670               $13,249
  10/31/99               $13,624           $14,833               $13,499
  10/31/00               $15,099           $15,804               $14,873
  10/31/01               $17,339           $18,030               $17,048

*     net of fees and expenses

** The Salomon Brothers Inflation Linked Securities Index started 2/28/97. Therefore, for performance purposes the starting point used is the same amount as the Fund.

            Past performance is not predictive of future performance.

The 59 Wall Street Fund, Inc.

Investment Adviser and
 Administrator
Brown Brothers Harriman
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
Brown Brothers Harriman
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general
information of  shareholders  and is not
authorized    for     distribution    to
prospective investors unless preceded or
accompanied by an effective  prospectus.
Nothing   herein   contained  is  to  be
considered   an   offer  of  sale  or  a
solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

                        Inflation-Indexed Securities Fund

                                  ANNUAL REPORT

                                October 31, 2001